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                                                                   EXHIBIT 21(A)

                     SUBSIDIARIES OF CMS ENERGY CORPORATION
                              At December 31, 2000

[Numbers on left are Dun & Bradstreet hierarchy (tier level) indicators.]

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         Subsidiary Name
                                                                                               Jurisdiction
                                                                                               of Formation

01       CMS Enterprises Company                                                                 Michigan
02            CMS Capital Corp.                                                                  Michigan
03                CMS Capital Financial Services, Inc.                                           Michigan
04                    First Utility Finance, Inc.                                                Michigan
02            CMS Comercializadora de Energia S.A.(98.52%)                                       Argentina
02            CMS Distributed Power, L.L.C.                                                      Michigan
02            CMS Electric and Gas Company                                                       Michigan
03                CMS Netherlands Funding Company                                                Michigan
04                    Notera Holding B.V.                                                        Netherlands
03                CMS Venezuela, S.A.                                                            Venezuela
03                Compania de Inversiones en Energia Electrica S.A. (CIEESA)    (51%)            Argentina
04                    Inversora en Distribucion de Entre Rios S.A.(53.5%)                        Argentina
05                         Empresa Distribuidora de Electricidad de Entre Rios S.A.              Argentina
04                    Sociedad Inversora en Distribucion de Electricidad S.A. (60%)              Argentina
04                    Sociedad Inversora y Distribucion de Electricidad de Mendoza S.A. (57%)    Argentina
03                ENELMAR, S.A. (60%)                                                            Venezuela
04                    Sistema Electrico Nueva Esparta C.A. ("Seneca") (70%)                      Venezuela
03                Financial Joint Venture, L.L.C. (99%)                                          Michigan
04                    CMS Distribuidora, Ltda.                                                   Brazil
05                         CMS Participacoes Ltda (99.99%)                                       Brazil
06                             Companhia Paulista de Energia Eletrica (CPEE)                     Brazil
07                                  Companhia Sul Paulista de Energia Eletrica (CSPE)            Brazil
08                                      Companhia Jaguari de Energia (CJE)                       Brazil
08                                      Companhia Luz e Forca de Mococo (CLFM)                   Brazil
07                                  Agropecuaria Turvinho Ltda.                                  Brazil
07                                  CPEE Equipamentos Eletricos e Servicos Ltda. (99.99%)        Brazil
08                                      Agropecuaria Turvinho Ltda.(99.99%)                      Brazil
06                             Paulista Lajeado Energia S.A.                                     Brazil
05                         Companhia Nova Paulista Energia                                       Brazil
04                    CPEE Equipamentos Eletricos e Servicos Ltda (CPEEE)                        Brazil
03                Genlease, S.R.L.                                                               Venezuela
02            CMS Energy Asia Private Limited                                                    Singapore
03                CMS Energy India Pte. Ltd. (India)                                             India
02            CMS Energy South America Company (CESA)                                            Cayman Islands
03                CMS Empreendimentos Ltda                                                       Brazil
03                CMS Enterprises Development Company S.A. (CEDC)                                Argentina
02            CMS Energy Technology Company                                                      Michigan
02            CMS Energy UK Limited                                                              United Kingdom
02            CMS Enterprises Development, L.L.C.                                                Michigan
02            CMS Enterprises Holding Company S.A. (99.99%)                                      Argentina
02            CMS Gas Transmission and Storage Company                                           Michigan
03                AMPCO Marketing, LLC (50%)                                                     Michigan

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
03                AMPCO Services, LLC (50%)                                                      Michigan
03                Atlantic Methanol Capital Company (50%)                                        Cayman Islands
04                    CMS Methanol Company                                                       Cayman Islands
05                         Atlantic Methanol Associates LLC                                      Cayman Islands
06                             Atlantic Methanol Production Company, LLC                         Cayman Islands
03                CMS Antrim Gas LLC                                                             Michigan
03                CMS Field Services, Inc.                                                       Michigan
04                    Bighorn Gas Gathering, LLC (50%)                                           Delaware
04                    Bradshaw Energy LLC (97.5%)                                                Oklahoma
04                    Choctaw Thrust Gas Gathering System                                        Oklahoma
04                    CMS Cherokee Gas Processing, L.L.C.                                        Oklahoma
04                    CMS Field Services Holding Company                                         Oklahoma
04                    CMS Gas Processing, L.L.C.                                                 Oklahoma
04                    CMS Gulf Coast Field Services, L.L.C.                                      Michigan
04                    CMS Hydrocarbon, L.L.C. (99%)                                              Oklahoma
04                    CMS Laverne Gas Processing, L.L.C. (99%)                                   Oklahoma
04                    CMS Natural Gas Gathering, L.L.C. (99%)                                    Oklahoma
04                    CMS Oklahoma Natural Gas Gathering, L.L.C.                                 Oklahoma
05                         Foss Gathering System (30%)                                           Oklahoma
04                    CMS Pipeline Company, L.L.C. (99%)                                         Oklahoma
04                    CMS Taurus Holding Company, L.L.C.                                         Oklahoma
04                    Fort Union Gas Gathering System, L.L.C. (33.1/3%)                          Delaware
04                    Hillsboro Gas Gathering System (23.71%)                                    Texas
04                    Laubhan Friesen Gas Gathering System (41%)                                 Texas
04                    Moody Gas Gathering System (57.16%)                                        Texas
04                    Warrel Gathering System (43.65%)                                           Texas
03                CMS Gas Argentina Company                                                      Cayman Islands
04                    Transportadora de Gas del Norte S.A.(TGN) (29.4%)                          Argentina
03                CMS Grands Lacs Holding Company                                                Michigan
03                CMS Jackson Pipeline Company                                                   Michigan
03                CMS Marysville Gas Liquids Company                                             Michigan
03                CMS Saginaw Bay Company                                                        Michigan
03                CMS Saginaw Bay Lateral Company                                                Michigan
03                CMS TriState Canada General Company                                            Michigan
03                Guardian Pipeline, LLC (33.33%)                                                Michigan
03                Michigan Intrastate Lateral System Partnership (50%)                           Michigan
03                Nitrotec Corporation (50%)                                                     Delaware
03                Otsego EOR LLC (25%)                                                           Michigan
03                Panhandle Eastern Pipe Line Company                                            Delaware
04                    CMS Panhandle Eastern Resources, Inc.                                      Delaware
04                    CMS Panhandle Storage Company                                              Delaware
04                    Pan Gas Storage Company                                                    Delaware
05                         Lee 8 Storage Partnership (40%)
04                    Trunkline Field Services Company                                           Delaware
05                         PanEnergy Lake Charles Generation, Inc.                               Delaware
04                    Trunkline Gas Company                                                      Delaware
05                         CMS Trunkline Deepwater Pipeline Company, L.L.C.                      Delaware
05                         CMS Trunkline Offshore Pipeline Company, L.L.C.                       Delaware
05                         CMS Trunkline Gas Resources, Inc.                                     Delaware
05                         CMS Trunkline Pipeline Holdings, Inc.                                 Delaware
04                    Trunkline LNG Company                                                      Delaware
03                TriState Pipeline, LLC (66-2/3%)                                               Michigan
03                Western Australia Gas Transmission Company I                                   Cayman Islands

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

04                    CMS Gas Transmission del Sur Company (60%)                                 Cayman Islands
05                         Atacama Finance Co.(40%)                                              Cayman Islands
05                         CMS Atacama Company (40%)                                             Cayman Islands
05                         Compania de Inversiones CMS Energy Chile Limitada (60%)               Chile
06                             Administradora Proyecto Atacama S.A. (50%)                        Chile
06                             Gasoducto Atacama Compania Ltda LLP                               Chile
07                                  Gasoducto Taltal Limitada  (99%)                             Chile
07                                  Progas S.A. (99.9)                                           Chile
06                             Noroeste Pacifico Generacion de Energia Limitada (50%)            Chile
07                                  Empresa de Transmision Electrica Transemel SA (40%)          Chile
07                                  Progas S.A. (.1%)                                            Chile
05                         Energex Co. (30%)                                                     Cayman Islands
05                         Gasoducto Cuenca Noroeste Limitada (30%)                              Chile
06                             Gasoducto Cuenca Noroeste Limitado Argentine Branch               Argentina
06                             Gasoducto Taltal Limitasa (1%)                                    Chile
04                    CMS Gas Transmission of Australia Holding Company                          Cayman Islands
05                         CMS Gas Transmission of Australia                                     Cayman Islands
04                    CMS International Financial Services Company                               Cayman Islands
04                    CMS Luxembourg SARL                                                        Luxembourg
05                         Valandrid B.V.                                                        Netherlands
05                         CMS Goldfields Gas Transmission Australia Pty. Ltd.                   Australia
06                             SCP Investments (No. 1) Pty. Ltd.(45%)                            Australia
06                             SCP Investments (No. 2) Pty. Ltd.                                 Australia
07                                  Southern Cross Pipelines Australia Pty. Ltd.                 Australia
08                                      Goldfields Gas Transmission Joint Venture (66.664%)      Australia
08                                      Goldfields Gas Transmission Pty. Ltd.                    Australia
05                         CMS TriState Canada Unlimited Company                                 Canada
06                             TriState Canada Limited Partnership (66%)                         Canada
02            CMS Generation Co.                                                                 Michigan
03                CMS Centrales Termicas S.A.  ( 99%)                                            Argentina
03                CMS Generation Altoona Company (Inactive)                                      Michigan
03                CMS Generation Chateauguay Company                                             Michigan
03                CMS Generation Filer City, Inc.                                                Michigan
03                CMS Generation Filer City Operating Company                                    Michigan
03                CMS Generation Genesee Company                                                 Michigan
03                CMS Generation Grayling Company                                                Michigan
03                CMS Generation Grayling Holdings Company                                       Michigan
04                    Grayling Partners Land Development LLC                                     Michigan
03                CMS Generation Holdings Company                                                Michigan
04                    CMS Centrales Termicas SA (1%)                                             Argentina
03                CMS Generation Honey Lake Company                                              Michigan
03                CMS Generation Investment Company I                                            Cayman Islands
04                    CMS Generation Cebu Limited Duration Company (99%)                         Cayman Islands
05                         Toledo Power Company (47.5%),                                         Cayman Islands
05                         Toledo Holdings Corp. (40%)                                           Philippines
04                    CMS Generation Cebu Operating Limited Duration Company (99%)               Cayman Islands
04                    CMS Generation Investment Company III                                      Cayman Islands
05                         CMS Energy Mauritius Limited                                          Mauritius
06                             GMR Vasavi Power Corporation Pvt. Ltd. (49%)                      India
06                             TN LNG & Power Co. Pvt. Ltd. (26.67%)                             India
05                         CMS Generation Jegurupadu I Limited Duration Company (99%)            Cayman Islands
06                             Jegurupadu O&M Company Mauritius (50%)                            Mauritius
07                                  Jegurupadu Operating and Maintenance Company (60%)           India

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
05                         CMS Generation Jegurupadu II Limited Duration Company (99%)           Cayman Islands
05                         CMS Generation Neyveli Ltd.                                           Mauritius
06                             ST CMS Electric Company Private Limited (50%)                     India
05                         Jegurupadu CMS Generation Company Ltd.                                Mauritius
06                             GVK Industries Ltd. (18.75%)                                      India
04                    CMS Generation Investment Company IV                                       Cayman Islands
05                         CMS Generation Investment Company II                                  Cayman Islands
06                             CMS Generation Cebu Limited Duration Company (1%)                 Cayman Islands
06                             CMS Generation Cebu Operating Limited Duration
                               Company (1%)                                                      Cayman Island
06                             CMS Generation Jegurupadu I Limited Duration Company (1%)         Cayman Islands
06                             CMS Generation Jegurupadu II Limited Duration Company (1%)        Cayman Island
06                             CMS Generation Jorf Lasfar I Limited Duration Company (65%)       Cayman Islands
06                             CMS Generation Jorf Lasfar II Limited Duration Company (65%)      Cayman Islands
06                             CMS Generation Pinamucan Limited Duration Company (1%)            Cayman Islands
06                             CMS Generation Pinamucan Operating Limited Duration
                               Company (1%)                                                      Cayman Islands
05                         CMS Generation Jorf Lasfar I Limited Duration Company (35%)           Cayman Islands
06                             CMS Generation Netherlands B.V.                                   Netherlands
07                                  Jorf Lasfar Energiaktiebolag                                 Sweden
07                                  Jorf Lasfar Power Energy Aktiebolag                          Sweden
08                                      Jorf Lasfar Energy Company SCA (23%)                     Sweden
05                         CMS Generation Jorf Lasfar II Limited Duration Company (35%)          Cayman Islands
05                         CMS Generation Jorf Lasfar III Limited Duration Company (50%)         Cayman Islands
05                         CMS Generation Luxembourg S.a.r.l.                                    Luxembourg
04                    CMS Generation Investment Company V                                        Cayman Islands
05                         Compania de Inversiones CMS Energy-Chile Ltda.                        Chile
05                         Gasoducto Cuenca Noroeste Ltda.                                       Chile
04                    CMS Generation Investment Company VI                                       Cayman Islands
05                         CMS Takoradi Investment Company                                       Cayman Islands
06                             CMS Takoradi Investment Company                                   Cayman Islands
07                                  Takoradi International  Company (90%)                        Cayman Islands
04                    CMS Generation Investment Company VII                                      Cayman Islands
05                         CMS Generation Taweelah Limited                                       Cayman Islands
06                             Emirates CMS Power Company (40%)                                  Cayman Islands
04                    CMS Generation Loy Yang Holdings 1 Ltd.                                    Cayman Islands
05                         Horizon Energy Holdings Ltd.                                          Cayman Islands
06                             Loy Yang Power Projects Pty. Ltd. (49.63%)                        Australia
06                             Loy Yang Power Management Pty. Ltd. (49.63%)                      Australia
04                    CMS Generation Loy Yang Holdings 2 Ltd.                                    Cayman Islands
05                         CMS Generation Horizon Energy Holdings Ltd.                           Cayman Islands
06                             Lang Power Projects Pty Ltd (49.6%)                               Australia
06                             Loy Yang Power Management Pty. Ltd. (49.6%)                       Austrailia
04                    CMS Generation Pinamucan Limited Duration Company                          Cayman Islands
04                    CMS Generation Pinamucan Operating Limited Duration Company                Cayman Islands
04                    CMS Generation Taweelah Limited I                                          Cayman Islands
04                    Energex Co. (16%)                                                          Cayman Islands
04                    Jorf Lasfar Energiaktiebolas                                               Sweden
05                         Jorf Lasfar Energy Company SCA (25%)                                  Morocco
04                    National Power Supply (66.24%)                                             Thailand
04                    Servicios de Aguas de Chile CMS y Compania Limitada (99.99%)               Chile
03                CMS Generation Lyonsdale Company                                               Michigan
03                CMS Generation Michigan Power LLC                                              Michigan

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
03                CMS Generation Mon Valley Company                                              Michigan
03                CMS Generation Montreal Company                                                Michigan
03                CMS Generation Operating Company                                               Michigan
03                CMS Generation Recycling Company                                               Michigan
03                CMS Generation SA (99.99%)                                                     Argentina
04                    Hidroelectrica El Chocon, S.A. (2.48%)                                     Argentina
04                    Hidroinvest SA (25%)                                                       Argentina
03                CMS Generation San Nicolas Company                                             Michigan
04                    Inversora de San Nicolas, SA (1%)
05                         Centrales Termica San Nicolas S.A. (88%)
03                CMS International Operating Company                                            Cayman Islands
04                    Jorf Lasfar Operations Handelsbolag (99%)                                  Sweden
05                         CMS  Operating Co., SCA                                               Morocco
03                CMS Rio Grande do Sul Ltda                                                     Brazil
03                Dearborn Generation Operating LLC                                              Michigan
03                Dearborn Industrial Energy, LLC                                                Michigan
04                    Dearborn Industrial Generation, L.L.C.                                     Michigan
03                Exeter Management Company (50%)                                                Connecticut
03                HYDRA-CO Enterprises, Inc.                                                     New York
04                    CMS Generation Operating Company II, Inc.                                  New York
05                         HCO-Jamaica, Inc.                                                     New York
06                             Private Power Operators Limited (50%)                             Jamaica
04                    CMS Generation Stratton Company                                            Michigan
04                    HCE-Appomattox, Inc.                                                       New York
04                    HCE-Biopower, Inc.                                                         New York
04                    HCE-Hudson, Inc.                                                           New York
04                    HCE-Imperial Valley, Inc.                                                  New York
04                    HCE-Jamaica Development, Inc.                                              New York
04                    HCE-Rockfort Diesel, Inc.                                                  New York
05                         Jamaica Private Power Company Limited (43.93%)                        Jamaica
04                    HYDRA-CO Generation, Inc. (Inactive)                                       New York
04                    Jamaica Energy Team Limited (59.7%)                                        Maryland
04                    New Bern Energy Recovery, Inc.                                             Delaware
03                McCook Cogeneration Station, LLC (50%)(Inactive)                               Michigan
03                McCook Waste Wood Recovery Facility, LLC (50% Member)                          Michigan
03                Metro East, LLC (50%)(Inactive)                                                Michigan
03                Oxford Tire Recycling, Inc. (Inactive)                                         Delaware
03                Oxford Tire Recycling of Massachusetts, Inc.                                   Delaware
03                Oxford Tire Supply, Inc.                                                       Delaware
03                Taweelah A2 Operating Company                                                  Michigan
03                ENELMAR, S.A.                                                                  Venezuela
02            CMS Land Company                                                                   Michigan
03                Bay Harbor Company, LLC (50% Member)                                           Michigan
03                Bay Harbor Village Company, LLC (25%)                                          Michigan
02            CMS Marketing, Services and Trading Company                                        Michigan
03                CMS Merchant Services, L.L.C.                                                  Michigan
03                CMS MST Engineering Company                                                    Michigan
03                CMS MS&T Michigan L.L.C.                                                       Michigan
03                CMS Texon Company                                                              Michigan
03                CMS Viron Corporation                                                          Missouri
03                PremStar Energy Canada Ltd. (50%)                                              Canada
04                    Energistics Group, Inc.                                                    Ontario
04                    ECNG Inc.

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
03                Enline Energy Solutions (50%)                                                  Texas
02            CMS Oil and Gas Company (formerly known as CMS NOMECO Oil & Gas Co.)               Michigan
03                CMS Oil and Gas (International) Company                                        Texas
04                    CMS NOMECO International Congo Holdings, Inc.                              Texas
05                       CMS NOMECO Congo, Inc.                                                  Delaware
04                    CMS Oil and Gas (Cameroon) Ltd., formerly known as CMS NOMECO              Texas
                      Cameroon Ltd.                                                              Cayman Islands
04                    CMS Oil and Gas (Cote d'Ivoire) Ltd., formerly known as CMS NOMECO
                      Cote d'Ivoire Ltd.                                                         Cayman Islands
04                    CMS Oil and Gas (Eritrea) Ltd.                                             Cayman Islands
04                    CMS Oil and Gas (Services) Company, formerly known as CMS Oil
                      and  Gas International (Transportation) Company                            Texas
04                    CMS Oil and Gas International (Tunisia) Company, formerly known as
                      CMS NOMECO International Tunisia, Inc.                                     Texas
03                CMS Oil and Gas (International) Ltd.
04                    CMS Oil and Gas (Venezuela) LDC, formerly known as CMS NOMECO              Cayman Islands
                      Venezuela LDC
04                    CMS Oil and Gas (Alba) LDC, formerly known as CMS NOMECO
                      Alba LDC                                                                   Cayman Islands
04                    NOMECO Argentina LDC, formerly known as CMS Oil and Gas
                      (Argentina) LDC                                                            Cayman Islands
04                    CMS Oil and Gas (Congo) Ltd., formerly known as CMS
                      NOMECO Congo Ltd.                                                          Cayman Islands
04                    CMS Oil and Gas (E.G.) LDC, formerly known as CMS NOMECO E.G. LDC
05                         Punta Europa LLC                                                      Cayman Islands
04                    CMS Oil and Gas (E.G.) Ltd., formerly known as
                      CMS NOMECO E.G. Ltd.                                                       Cayman Islands
04                    Alba Associates LLC (54% jointly owned by CMS Oil and
                      Gas (Alba) LDC, CMS Oil and Gas (E.G.) LDC and CMS Oil
                      and Gas (E.G.) Ltd.)                                                       Cayman Islands
05                         Alba Plant LLC (80% owned by Alba Associates LLC)                     Cayman Islands
03                CMS Oil and Gas (Pipeline) Company                                             Michigan
03                Explotaciones CMS Oil and Gas Company                                          Delaware
03                    NOMECO Ecuador Oil Company                                                 Michigan
02             CMS Operating S.A.                                                                Argentina
03                CMS Ensenada S.A.                                                              Argentina
03                Cuyana S.A. de Inversiones                                                     Argentina
04                    Centrales Termicas Mendoza, S.A.                                           Argentina
03                Transportadora de Gas del Mercosur                                             Argentina
02            CMS Resource Development Company                                                   Michigan
02            Monarch Management Company                                                         Michigan
01       Consumers Energy Company                                                                Michigan
02            CMS Engineering Co.                                                                Michigan
02            CMS Midland Holdings Company                                                       Michigan
02            CMS Midland, Inc.                                                                  Michigan
02            Consumers EnergyGuard Services, Inc.                                               Michigan
02            Consumers Funding LLC                                                              Delaware
02            ES Services Company                                                                Michigan
02            MEC Development Corp.                                                              Michigan
02            Michigan Electric Transmission Company                                             Michigan
02            Michigan Gas Storage Company                                                       Michigan


Additional subsidiaries, unnamed above, when considered in the aggregate as a single subsidiary would not be considered a significant subsidiary.